UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2003.


                         ONE PRICE CLOTHING STORES, INC.
             (Exact name of registrant as specified in its charter)

               Delaware              0-15385                57-0779028
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          (State or other   (Commission File Number)      (IRS Employer
           jurisdiction                                Identification No.)
         of incorporation)

Highway 290 Commerce Park, 1875 East Main Street Duncan, South Carolina   29334
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               (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (864) 433-8888
                                                           --------------

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          (Former name of former address, if changed since last report)



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Item 5.  Other Events

         On January 14, 2003, One Price Clothing Stores, Inc. issued a press release announcing that the Company's listing for its outstanding common shares will transfer from the Nasdaq National Market to the Nasdaq SmallCap Market effective January 15, 2003. The Company's ticker symbol will continue to be ONPR. A copy of this press release is attached hereto as Exhibit 99(a).

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99(a) Press release dated January 14, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ONE PRICE CLOTHING STORES, INC.
                          (Registrant)



Date:  January 14, 2003   By:  /s/ H. Dane Reynolds
                               -------------------------------------------------
                               H. Dane Reynolds
                               Senior Vice President and Chief Financial Officer